UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2026

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Town Square Place, Suite #1203

Jersey City, NJ 07310

(Address of principal executive offices) (Zip code)

+1-347-2590292

(Registrant’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 30, 2026, GD Culture Group Limited (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) at 1:00 p.m., Eastern Time, at the principal office of the Company located at 111 Town Square Place, Suite #1203, Jersey City, NJ 07310. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 30,606,330 shares of the common stock, representing approximately 50.37% of the 60,759,711 shares of common stock issued and outstanding as of the record date of March 4, 2026, and therefore constituting a quorum. At the Annual Meeting, the following proposals were voted on:

Proposal One

BE IT RESOLVED, THAT

To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified;

Nominees	Votes Cast For	Votes Against	Votes Abstained/ Withheld	Broker Non-Votes
Xiao Jian Wang	30,596,679	9,623	28	-
Zihao Zhao	30,584,503	21,798	29	-
Lei Zhang	30,419,989	186,312	29	-
Yun Zhang	30,419,989	186,312	29	-
Shuaiheng Zhang	30,402,696	203,605	29	-

Proposal Two

BE IT RESOLVED, THAT,

To ratify the selection by the audit committee of the Board of GGF CPA LTD (“GGF”) to serve as our independent registered public accounting firm for the year ended December 31, 2025 and for the year ending December 31, 2026;

For	Against	Abstain	Broker Non-Votes
30,423,507	182,153	670	-

Proposal Three

BE IT RESOLVED, THAT,

To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

For	Against	Abstain	Broker Non-Votes
30,419,966	183,488	2,876	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD CULTURE GROUP LIMITED

Date: April 3, 2026	By:	/s/ Xiaojian Wang
	Name:	Xiaojian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

2